                                                                    EXHIBIT 10.1



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                            Rediff.com India Limited
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                    EMPLOYEE STOCK OPTION PLAN 1999 ("ESOP")

                                    CONTENTS

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    NO.                            PARTICULARS                         PAGE
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
     I.        INTRODUCTION                                             1
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    II.        DEFINITIONS                                              2
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    III.       OBJECTIVES                                               3
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    IV.        ESOP FEATURES                                            4
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     V.        ELIGIBLE PERSONS                                         5
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    VI.        ESOP COMMITTEE                                           6
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    VII.       WARRANTS                                                 8
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   VIII.       EQUITY SHARES                                            12
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    IX.        EXIT MECHANISM                                           13
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     X.        VARIATION OF TERMS OF ESOP                               14
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    XI.        APPLICABLE LAWS                                          15
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    XII.       REPRESENTATION                                           16
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   XIII.       ILLUSTRATION                                             17
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    XIV.       SPECIMEN LETTER FOR APPLICATION FOR EQUITY SHARES        19
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

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                            Rediff.com India Limited
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I.     INTRODUCTION

  1.1 This Document explains the SCHEME called the "EMPLOYEE STOCK OPTION PLAN 1999" ("ESOP ") formulated by REDIFF.COM INDIA LIMITED for the grant of Stock Options in the form of warrants to enable its eligible employees and directors to subscribe to the Equity Shares in the company.

  1.2 Every person who is eligible to participate in the ESOP does so subject to the provisions contained in this Scheme.

  1.3 Rediff.com India Limited is a company currently engaged in online Services including E-Commerce Services.

II.   DEFINITIONS

      The following definitions apply throughout this Plan :

      --------------------------------------------------------------------------
      NO.     TERMS            DEFINITIONS
      --------------------------------------------------------------------------
        1.    ESOP             Employee Stock Option Plan of 1999 formulated by
                               the Company
      --------------------------------------------------------------------------
        2.    COMPANY          REDIFF.COM INDIA LIMITED, a company formed and
                               registered under the Companies Act, 1956 and
                               whose shares are being offered to the EMPLOYEES
                               as Stock Options under this Scheme
      --------------------------------------------------------------------------
        3.    EMPLOYEES        All the Eligible  EMPLOYEES and DIRECTORS of the
                               COMPANY, as defined in Para V of this Scheme
      --------------------------------------------------------------------------
        4.    WARRANTS         The WARRANTS issued by the COMPANY to the
                               EMPLOYEES to enable the holders to subscribe to
                               the EQUITY SHARES of the COMPANY in future at a
                               predetermined price
      --------------------------------------------------------------------------
        5.    ESOP COMMITTEE   A Committee comprising of some of the Directors
                               of the COMPANY constituted for the purposes of
                               ESOP
      --------------------------------------------------------------------------
        6.    EQUITY SHARE     Equity Share in the COMPANY of the Face Value
                               (Par Value) of Rs. 10 each or where the Equity
                               Share of the COMPANY has  been split up into a
                               Par  Value of less than Rs. 10, then the
                               equivalent  number  of equity shares  for the
                               revised Par Value per Share.
      --------------------------------------------------------------------------

III.    OBJECTIVES OF ESOP

        The following are the objectives of this ESOP :

           -  as a part of employee Remuneration

           - to reward employees for their contributions - a performance-linked bonus

           -  to encourage employees to contribute their best

           -  to attract capable people

           -  to retain capable employees

           -  to enhance Employees' wealth

           -  to give co-ownership to employees

           -  to reward Directors

IV.     ESOP FEATURES

    4.1 In this Paragraph, a broad overview of the ESOP is given and each of the features is explained in detail later on. The basic features of the ESOP are as follows :

        (a) The ESOP is instituted with effect from April 12, 1999.


        (b) An ESOP COMMITTEE has been constituted to determine the EMPLOYEES eligible for the ESOP, the number of warrants be allotted to those EMPLOYEES and other related matters.

        (c) The COMPANY has created certain number of WARRANTS for issue to the EMPLOYEES.

        (d) These WARRANTS would be allotted from time to time by the COMPANY to the eligible EMPLOYEES as per the decision of the ESOP COMMITTEE.

        (e) One WARRANT would entitle the Warrant Holder to subscribe to TWENTY-FIVE EQUITY SHARES in the COMPANY. Provided however that if the EQUITY SHARE of the COMPANY is split up into a face (par) value of less than Rs. 10, then the EMPLOYEE would be entitled to the equivalent number of EQUITY SHARES of the revised face (par) value per Share. For example, if the Company's equity share of the face value of Rs. 10 is split up into a share of the face (par) value of Rs. 5, then the entitlement to the number of equity shares of Rs. 5 each would be 50 per WARRANT.

        (f) The WARRANT Certificate would specify the timing for exercising the WARRANT , i.e., for subscribing to the EQUITY SHARES in the COMPANY and the other terms and conditions.

        (g) The EQUITY SHARES would be issued on the terms and conditions specified later on in this Scheme.

V.      ELIGIBLE PERSONS

  5.1 All present and future permanent employees of the COMPANY or of its Subsidiary Companies or Holding Companies are eligible to participate in the ESOP.

  5.2 All present and future directors of the COMPANY, or of its Subsidiary Companies or Holding Companies are eligible to participate in the ESOP, unless they are prohibited to participate in the ESOP under any law or regulations for the time being in force.

  5.3 All the above-mentioned persons who are eligible to participate in the ESOP are for the sake of brevity referred to as "the EMPLOYEES" or "the EMPLOYEE", as the case may be.

VI.     ESOP COMMITTEE

    6.1 For the effective implementation and monitoring of the ESOP, the Board of Directors of the COMPANY has been authorised to constitute an ESOP COMMITTEE. The Board of Directors has, in its absolute discretion, power to change the composition of the ESOP COMMITTEE from time to time.

        Accordingly, the Board of Directors of the COMPANY has constituted an ESOP COMMITTEE consisting of the Chief Executive Officer of the COMPANY and Two Independent Directors.

    6.2 The ESOP COMMITTEE would decide the criteria for selecting the EMPLOYEES who would be eligible for allotment of the WARRANTS. Further, the ESOP COMMITTEE would select from time to time the EMPLOYEES to whom the WARRANTS should be allotted and determine the number of WARRANTS to be allotted to them. The ESOP COMMITTEE may decide to allot different number of WARRANTS to different EMPLOYEES or to different categories of EMPLOYEES. The ESOP COMMITTEE may decide to allot the WARRANTS to a Team of employees to encourage team spirit, in which event the allocation of the WARRANTS among the team members would be made in accordance with the principles laid down/approved by the ESOP COMMITTEE. The decision of the ESOP COMMITTEE would be final and binding.

    6.3 The major Criteria involved in selection of the Eligible EMPLOYEES would include the following factors :

            EMPLOYEES in key functional areas

            Managerial Cadre

            Past Service / Performance

            Current Performance Evaluation

            Expected Future Performance / Contribution

            Minimum years of Future Service

    6.4 The ESOP COMMITTEE shall also frame suitable policies and systems to ensure that there is no violation of:

           a) Securities and Exchange Board of India (Insider Trading) Regulations,1992; and

           b) Securities and Exchange Board of India (Prohibition of Fraudulent and Unfair Trade Practices relating to the Securities Market) Regulations,1995, by any EMPLOYEE.

    6.5 With respect to any matters that are not specifically provided for, the ESOP COMMITTEE shall have absolute discretion to decide such matters in the manner deemed fit by it in the best interest of the EMPLOYEES, and any such decision of the ESOP COMMITTEE shall be binding on all the EMPLOYEES.

VII.      WARRANTS

   7.1(a) The COMPANY has created WARRANTS for ESOP, with the rights and conditions attached to them as specified in the Scheme.

   (b) The total number of WARRANTS to be issued by the COMPANY to the EMPLOYEES are 5,600 (five thousand six hundred ) WARRANTS entitling the WARRANT Holders to subscribe to 1,40,000 (one hundred forty thousand only) EQUITY SHARES.

   (c) The COMPANY has also authorised the Board of Directors of the COMPANY to issue and allot, in addition to the WARRANTS mentioned above, such number of further WARRANTS to its EMPLOYEES, at such Exercise Price and on such other terms and conditions, as the Board of Directors may, in its absolute discretion decide, subject to compliance with the applicable laws.

   (d) Simultaneously, with the institution of the ESOP, the COMPANY has decided to institute ASSOCIATE STOCK OPTION PLAN 1999 (hereinafter referred to as "THE ASOP"), for the purpose of encouraging various associates of the COMPANY, such as vendors, consultants, etc., to contribute their best for the growth of the COMPANY as well as to reward those who assist the COMPANY in its growth. Under the ASOP, the COMPANY has decided to allot 3,960 WARRANTS to the associates which would entitle them to subscribe to 99,000 (NINETY NINE THOUSAND) EQUITY SHARES.

   7.2 The existing issued and paid-up capital of the COMPANY consists of 3,622,700 EQUITY SHARES of the face (par) value of Rs.10 each. The EQUITY SHARES aggregating to 1,40,000 to be issued under the ESOP would constitute 3.63 % of the Capital of the COMPANY and the 99,000 EQUITY SHARES to be issued under the ASOP would constitute 2.56 % of the Capital of the COMPANY, after considering the issue of the additional EQUITY SHARES under the ESOP and the ASOP.

   7.3 The COMPANY reserves the right to issue / earmark further EQUITY SHARES/WARRANTS, at its discretion, for the purposes of the ESOP and/or the ASOP, subject to compliance with the applicable laws.

   7.4 Each Warrant will specify the Exercise Price, i.e., the price per share to be paid by the WARRANT Holder to the COMPANY for subscribing to the EQUITY SHARES which his WARRANT entitles him to.

          The Exercise Price for the WARRANTS will be decided by the ESOP Committee at the time of allotment of the WARRANTS. The Exercise Price will be at or around the Fair Market Value of the Equity Shares at that time.

        Provided However That, in respect of the further WARRANTS which may be issued by the Board of Directors of the COMPANY under the authorisation given by the COMPANY as mentioned in Para 7.1(c) above, the Board of Directors will have the absolute discretion to determine the Exercise Price.

 7.5 The COMPANY would, on the basis of the decision of the ESOP COMMITTEE, allot from time to time the WARRANTS (also known as "GRANT OF OPTION") to the eligible EMPLOYEES, without any consideration, along with a covering letter.

 7.6 Each WARRANT would grant an OPTION, i.e., entitle the WARRANT Holder, to subscribe to 25 (TWENTY FIVE ) EQUITY SHARES at the Exercise Price. However, the WARRANT Holder is not obliged to exercise the Option.

 7.7 Every WARRANT will have the minimum and the maximum time for exercising the option under the WARRANT. Once the minimum holding period for the WARRANT is over, the WARRANT Holder would become eligible for exercising the Option granted to him (also known as "VESTING OF THE OPTION"), i.e., he would be entitled to subscribe to the EQUITY SHARES.

        At the time of allotment of the WARRANT, the COMPANY would specify, in accordance with the ESOP, the Minimum Holding Period (also known as "THE MINIMUM EXERCISE PERIOD" or "THE VESTING PERIOD ") for each WARRANT, i.e., the time period after which the WARRANT Holder would be eligible for exercising the option.

        The WARRANT Holder shall be entitled to exercise 25% of the WARRANTS allotted to him after every 12 months and the first exercise period shall commence 12 months after the date of the allotment of the WARRANTS to him. Thus, every time an EMPLOYEE has been allotted WARRANTS, he will be entitled to exercise the option over a minimum period of FOUR years and 25% each year.

        Provided However That, in respect of all the WARRANTS which have yet not been issued and / or exercised or such of these WARRANTS as may be selected by the Board of Directors of the COMPANY, the Board of Directors is authorised, in its absolute discretion, to prescribe no minimum holding period (i.e., vesting period) or a lesser holding period, for exercise of the WARRANTS.

 7.8 The Maximum Period for exercising the option would be 5 years from the date of allotment of the WARRANT and the WARRANT allotted to an EMPLOYEE would lapse if it is not exercised by him within the maximum period of 5 years from the date of its allotment to him.

 7.9 Once WARRANTS become vested in an EMPLOYEE, he may exercise the Option under different WARRANTS at various points of time within the Maximum Period for exercising the option. However, he must exercise the Option under a particular WARRANT (for 25 EQUITY SHARES) at one time.

 7.10 If any Bonus and / or Rights Shares are issued by the COMPANY or the EQUITY SHARES of the COMPANY are split up reducing the face (par) value per share, then the Board of Directors of the COMPANY would, on the recommendations of the ESOP COMMITTEE, make a fair and reasonable adjustment to the number of outstanding WARRANTS and / or to the exercise price.

        Similarly, if the COMPANY takes any action which in the opinion of the ESOP COMMITTEE requires any adjustment to the number of outstanding WARRANTS and / or the exercise price, then Board of Directors of the COMPANY would, on the recommendations of the ESOP COMMITTEE, make a fair and reasonable adjustment to the number of outstanding WARRANTS and / or to the exercise price.


 7.11 The WARRANTS granted to an EMPLOYEE shall not be transferable to any person.

 7.12 No person other than the EMPLOYEE to whom the WARRANTS are allotted shall be entitled to exercise the Option, except in the circumstances provided hereinafter.

 7.13 The EMPLOYEE to whom the WARRANTS are allotted shall not be entitled to pledge, mortgage, hypothecate or otherwise alienate them in any manner.

 7.14   A WARRANT Holder shall be entitled, at anytime to nominate a person /
        (s) who shall be eligible to exercise the WARRANT, allotted to him in the event of the death of the WARRANT Holder.

 7.15 In the event of death of an EMPLOYEE while in employment, all the WARRANTS allotted to him till the date of his death shall automatically vest in his nominees as provided in Para 7.14. In the event an EMPLOYEE has not made a nomination, then the WARRANTS shall automatically vest in his legal heirs.

        Similarly, in case of permanent incapacitation of an EMPLOYEE while in employment, all the WARRANTS allotted to him till the date of his incapacitation shall automatically vest in him.

 7.16 The WARRANTS allotted to an EMPLOYEE would lapse in the following circumstances :

        (a) if the WARRANTS are not exercised within the Maximum Period for exercising the Option, i.e., 5 years from the date of allotment of the WARRANTS to the WARRANT Holder

        (b) in case the EMPLOYEE resigns, all the WARRANTS allotted to him for which the Minimum Holding Period is not over, i.e., the Option has not vested in him, shall lapse. If the Warrant has already vested in him at the time of the resignation, then that WARRANT will not lapse.

        (c) in case of termination of the employment of the WARRANT Holder for any reason, all the WARRANTS allotted to him for which the Minimum Holding Period is not over, i.e., the Option is not vested in him, shall lapse. If the Option has already vested in him at the time of the termination, then the WARRANTS will not lapse. However, if the termination of the employment is on account of misconduct of the EMPLOYEE, then even the WARRANTS for which the Option has already vested in him shall lapse.


        When a WARRANT lapses under any of the circumstances mentioned above, then the WARRANT Holder shall have no right, title or interest in respect thereof or any claim against the COMPANY. In the event of the lapse of any WARRANTS, the Board of Directors of the COMPANY shall be entitled, but not obliged, to issue fresh WARRANTS in lieu of the lapsed WARRANTS.

  7.17 In case of Retirement at the Normal Retirement age as per the policy of the COMPANY, in respect of all the WARRANTS allotted to an EMPLOYEE whether they have vested or not at the time of the retirement, the EMPLOYEE shall be entitled to retain them and exercise the Option in accordance with this Scheme.

  7.18 An EMPLOYEE shall not have a right to receive any dividend or to vote or in any manner enjoy the benefits of a shareholder in respect of the WARRANTS allotted to him, till the EQUITY SHARES are issued and allotted to him on exercise of the Option.

  7.19  ILLUSTRATION

        An Illustration explaining the provisions relating to vesting of the Warrants, Minimum Holding Period and the Maximum Period for exercising the option, Amount Payable, etc., is given in EXHIBIT - 1 attached herewith.

VIII.   EQUITY SHARES

  8.1 After the Minimum Holding Period specified in Para VII above, the EMPLOYEE to whom WARRANTS have been issued may exercise his Option to subscribe to the EQUITY SHARES of the COMPANY at the predetermined Exercise Price specified in Para VII above by making a written application to the COMPANY. The application shall also be accompanied by the relevant WARRANTS which shall be cancelled by the COMPANY. The EQUITY SHARES along with the duly executed share transfer forms shall be delivered by the COMPANY to the WARRANT Holder against the payment by the WARRANT Holder to the COMPANY of the Exercise Price as specified in Para VII above, in one or more instalments as the ESOP COMMITTEE may, in its absolute discretion, decide.

  8.2 The EQUITY SHARES would be of the face (par) value of Rs. 10 each. In the event the COMPANY splits up its EQUITY SHARES thereby reducing the face (par) value per share after the allotment of the WARRANTS to an EMPLOYEE which have yet not been exercised by the EMPLOYEE, then the ESOP COMMITTEE would make a fair and reasonable adjustment to the number of WARRANTS allotted to the Employee and / or to the exercise price.

  8.3 The EQUITY SHARES once acquired pursuant to WARRANTS would be subjected to a lock-in period of 4 years from the date of the allotment of the WARRANTS to an EMPLOYEE. For example, if a WARRANT is allotted to an EMPLOYEE on 1st January, 2000, and the EQUITY SHARES are allotted to the WARRANT Holder on 1st January, 2001, then they would be subject to a lock-in till 31st December, 2003 and the EMPLOYEES would be free to transfer those shares at any time only after that date.

        Provided however that the ESOP COMMITTEE is entitled to prescribe from time to time, in its absolute discretion, a lesser or no lock-in period for the EQUITY SHARES in which event the Equity Shares already issued under the ESOP as well as those which may be issued under the ESOP thereafter, will be subject to lock-in accordingly.

  8.4 The EQUITY SHARES would carry Voting Rights and other rights in accordance with the provisions of the Companies Act, 1956 or its modification from time to time or re-enactment, and the Articles of Association of the COMPANY as in force from time to time.

  8.5   ILLUSTRATION

        An Illustration explaining the provisions relating to the Exercise of Options, the Lock-in Period, etc., is given in EXHIBIT - 1 attached herewith.

  IX.   EXIT MECHANISM

  9.1 After the lock-in period for the EQUITY SHARES, as specified in Para VIII above, the EMPLOYEE would be free to transfer those shares at any time in accordance with the provisions of the Articles of Association of the COMPANY and the other applicable laws.

  9.2 In future, the COMPANY may, but is not obliged to, buy back the whole or any part of the EQUITY SHARES from the EMPLOYEES, in accordance with the provisions of the Companies Act, 1956 or its modification or re-enactment.

  9.3 In future, the COMPANY may, but is not obliged to, go in for listing of its EQUITY SHARES on any of the recognised Stock Exchanges in accordance with the provisions of the applicable laws at that time.

X.      VARIATION OF TERMS OF ESOP

 10.1 In addition to what is provided in Para 7.7 hereinabove, the COMPANY may by a special resolution in a general meeting vary the terms of the ESOP in respect of the WARRANTS which have yet not been allotted to the EMPLOYEES.

 10.2 Subject to what is provided in Para 7.7 hereinabove, the COMPANY will not vary the terms of the ESOP in any manner which may be detrimental to the interests of the WARRANT Holders.

XI.     APPLICABLE LAWS

  11.1 The issue of WARRANTS and EQUITY SHARES would be subject to the applicable provisions of the Income Tax Act, 1961.

        Accordingly, the eligible EMPLOYEES would accept the WARRANTS and exercise them subject to the applicable tax provisions from time to time.

  11.2 The ESOP would be subject to all applicable laws at present and those which may become applicable in the future.

  11.3 All disputes, differences, claims and questions which shall arise between the COMPANY and the EMPLOYEES in relation to the ESOP, shall be amicably settled. In the event of the failure to do so, the same shall be settled by an arbitration in accordance with the provisions of the Arbitration and Conciliation Act, 1996. The site of the Arbitration shall be Mumbai, Maharashtra, India.

  11.4 This Scheme is subject to the jurisdiction of Mumbai, Maharashtra, India.

 XII. REPRESENTATION

  12.1 Neither the COMPANY nor the ESOP COMMITTEE makes any representation regarding the performance of the COMPANY or the future value of the EQUITY SHARES. Each EMPLOYEE should take the decision to exercise the WARRANTS allotted to him after considering all the Provisions of this Scheme and other relevant factors.

  12.2  This represents the Complete Scheme for ESOP.




                                                             REDIFF- ESOP-SCHEME

                                                                       EXHIBIT-1

                                      ESOP

            ILLUSTRATION EXPLAINING PROVISIONS RELATING TO WARRANTS,
                            SHARES AND LOCK-IN PERIOD


1. Let us assume that Mr. A is allotted 40 WARRANTS on 31st December, 1999 and the Exercise Price fixed is Rs. 300.

2. These WARRANTS would entitle him to subscribe to 1,000 EQUITY SHARES (400 Warrants * 25 Shares per Warrant) of the Face Value of Rs.10 each and he would be required to pay to the COMPANY Rs. 300 per EQUITY SHARE aggregating to Rs. 3,00,000.

3. His entitlement to exercise the Option will be spread over 4 years. The timing for exercise of the Option granted under the WARRANT to subscribe to the EQUITY SHARES, the amount payable and the lock-in period for the EQUITY SHARES would be as shown in the table below :

      --------------------------------------------------------------------------
            WHEN OPTION CAN     NO. OF      NO. OF       AMOUNT        LOCK-IN
              BE EXERCISED     WARRANTS     EQUITY      PAYABLE @    PERIOD FOR
                                          SHARES OF     RS. 300 /    THE SHARES
                                          FACE VALUE      SHARE
                                          OF RS. 10        RS.
                                             EACH
      --------------------------------------------------------------------------
      1.    On or after 1st       10         250         75,000     1st January,
            January, 2001                                           2004
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      2.    On or after 1st       10         250         75,000     1st January,
            January, 2002                                           2004
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      3.    On or after 1st       10         250         75,000     1st January,
            January, 2003                                           2004
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
      4.    On or after 1st       10         250         75,000     1st January,
            January, 2004                                           2004
      --------------------------------------------------------------------------
      --------------------------------------------------------------------------
            TOTAL                 40        1,000        300,000
      --------------------------------------------------------------------------


        NOTES :

        1. Mr. A must exercise his Option in respect of all the 40 WARRANTS before 1st January 2005 (i.e., 5 years from the date of allotment of the Warrants) . After 1st January, 2005, all the WARRANTS in respect of which the Option has not been exercised, would lapse.

        2. Once Mr. A becomes eligible to exercise the Option, i.e., a particular lot of WARRANTS vests in him, he can exercise his Option in respect of all the WARRANTS in that lot at one time or in instalments at different times. For example, in respect of the 10 WARRANTS which vest in him on 1st January, 2001, he can exercise his Option for all the 250 EQUITY SHARES at one time or he may exercise his Option in instalments at different times, e.g., 100 EQUITY SHARES on 1st January, 2001, another 100 EQUITY SHARES on 15th June, 2001 and the balance 50 EQUITY SHARES on 15th February, 2002. However, he must exercise his Option in respect of all the EQUITY SHARES covered by one WARRANT at one time.

        3. Mr. A need not exercise his Option in respect of all the WARRANTS allotted to him, if he so chooses. In that event the WARRANTS for which he has not exercised the Option would lapse.

                                                                      EXHIBIT -2


                SPECIMEN LETTER FOR APPLICATION OF EQUITY SHARES

                                                             DATE :



Dear Sir,

        SUB : APPLICATION FOR EQUITY SHARES

1. I am glad to inform you that I would like to subscribe to______ (__________________) Equity Shares of Rediff.com India Limited. of the face value of Rs.10 each at the Exercise Price of Rs. ___ per share pursuant to the Warrants issued to me under the EMPLOYEE STOCK OPTION PLAN 1999, as per your letter dated ___________.

2.      For this purpose, I enclose herewith the following :

        (a)    A Share Application in the format prescribed by the Company

        (b)    The Warrant Certificates No. ___________ dated _____________

        (c)    A Cheque of Rs. ________ (Rupees ______________________ only) as subscription money for the Equity Shares.

3.      Please issue to me the aforesaid Equity Shares at your earliest.

Thanking you,


(               )

                                            ------------------------------------
                                            DATED                         , 1999
                                            ------------------------------------



                                                   REDIFF.COM INDIA LIMITED

================================================================================

                            REDIFF.COM INDIA LIMITED
              (Incorporated in India under the Companies Act, 1956)
      Regd. Office: Sterling Centre, 4th Floor, Dr.Annie Besant Road, Worli
                              Mumbai 400 016, India

        ________________________________________________________________

                               WARRANT CERTIFICATE

              (ISSUED PURSUANT TO EMPLOYEE STOCK OPTION PLAN 1999)


--------------------------------------------------------------------------------
REGD. FOLIO NO.      :   1

CERTIFICATE NO.      :   1

NO. OF WARRANTS      :   ONE
--------------------------------------------------------------------------------


Based on the decision of the ESOP COMMITTEE, this WARRANT is allotted to Mr. ________ residing at ____________ and employed as '__________'. This WARRANT Certificate entitles the allottee thereof to subscribe to 25 EQUITY SHARES in the COMPANY at the Exercise Price of Rs. 150/- per share in accordance with the covenants and conditions attached.


Date of Allotment of the Warrant: April 30,1999



                                            DIRECTOR       DIRECTOR


                                                           AUTHORISED SIGNATORY

================================================================================

--------------------------------------------------------------------------------

                            REDIFF.COM INDIA LIMITED

                       COVENANTS & CONDITIONS OF WARRANTS


1. REDIFF.COM INDIA LIMITED would, on the basis of the decision of the ESOP COMMITTEE, allot this WARRANT Certificate to the Eligible EMPLOYEE of the COMPANY in accordance with the EMPLOYEE STOCK OPTION PLAN 1999 of the COMPANY.

2. The WARRANT would be subject to a minimum holding period of 12/24/36/48 months from the date of its allotment by the COMPANY to the EMPLOYEE, i.e., the WARRANT Holder would not be entitled to exercise his right to subscribe to the EQUITY SHARES of the COMPANY PRIOR to April 30, 2000/2001/2002/2003.

3. The WARRANT would lapse if it is not exercised within a maximum period of 5 years from the date of its allotment by the COMPANY to the EMPLOYEE, i.e., by April 30, 2004.

4. The WARRANT allottee would be entitled to subscribe to and be allotted 25 (twenty five) Equity Shares of the face value of Rs. 10/- each of the COMPANY at the Exercise Price of Rs. 150/- (Rupees one hundred fifty only) per Equity Share.

5.      The WARRANT is non-transferable.

6. The WARRANT is governed by the terms of "EMPLOYEE STOCK OPTION PLAN 1999" of the COMPANY.



                                             AUTHORISED SIGNATORY

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